UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 4, 2017 (July 31, 2017)

THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6300 Wilson Mills Road, Mayfield Village, Ohio		44143
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (440) 461-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On July 31, 2017, Bradley T. Sheares, Ph.D., informed the Company of his decision not to stand for re-election as a director at the Company’s 2018 Annual Meeting of Shareholders. Dr. Sheares, who has been a director since 2003, will remain a director of the Company until the 2018 Annual Meeting. Dr. Sheares’s decision is not the result of any disagreement with the Company or the Board of Directors.

(d)    On August 3, 2017, the Company’s Board of Directors elected Philip Bleser, 62, to fill a vacancy on the Board of Directors, effective August 4, 2017. His term of office will expire at the Company’s Annual Meeting of Shareholders in 2018. He has not yet been appointed to serve on any committee of the Board. There are no arrangements or understandings between Mr. Bleser and any other person pursuant to which he was elected as a director. His compensation as a director will be provided on the same basis as that provided to the Company’s other non-employee directors, as further described in the Company’s Proxy Statement dated March 31, 2017, at pages 57-58. Certain of Mr. Bleser’s biographical information is included in the Company’s press release attached hereto as Exhibit 99.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)    On August 3, 2017, the Company’s Board of Directors approved an amendment to the Company’s Code of Regulations (the “Code”) expanding the size of the Board from 10 to 11 members, creating the vacancy filled by the election to the Board of Mr. Bleser, as described above. The amendment was effective immediately. The amended language is set forth in Exhibit 3 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See exhibit index on page 4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 4, 2017
THE PROGRESSIVE CORPORATION

By: /s/ Daniel P. Mascaro
Name: Daniel P. Mascaro
Title: Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit No. Under Reg. S-K Item 601	Form 8-K Exhibit No.	Description
3	3	Amendment to Code of Regulations
99	99	News release dated August 4, 2017, announcing election of Philip Bleser as Director